UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2014

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 28, 2014, Hennessy Advisors, Inc. (“Hennessy Advisors”) issued a press release announcing that it has been approved to list its shares on The NASDAQ Capital Market, and that trading of the company’s stock on NASDAQ will begin at the opening of the market on April 28, 2014 under the stock symbol HNNA. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

99.1	Press release issued April 28, 2014 by Hennessy Advisors announcing that it has been approved to list its shares on The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

April 28, 2014	By:	/s/ Neil J. Hennessy
Neil J. Hennessy President and CEO

HENNESSY ADVISORS, INC.

Exhibit Index to Current Report on Form 8-K dated April 28, 2014

Exhibit	Description

99.1	Press release issued April 28, 2014 by Hennessy Advisors announcing that it has been approved to list its shares on The NASDAQ Capital Market.